UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 10, 2020

DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51222			33-0857544
(Commission File Number)			(IRS Employer Identification No.)

6340 Sequence Drive	San Diego,	CA	92121
(Address of Principal Executive Offices)			(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)

(Former Name, Former Address, and Former Fiscal Year, if changed from last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
________________________________________________________________________________________________________________________

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c)
On March 6, 2020, the Board of Directors (the “Board”) of DexCom, Inc. (“DexCom” or “Company”) promoted Jereme Sylvain to Senior Vice President, Finance and Chief Accounting Officer, effective March 9, 2020. As the Company’s Senior Vice President, Finance and Chief Accounting Officer, Mr. Sylvain will serve as the Company’s principal accounting officer for purposes of the rules and regulations of the Securities and Exchange Commission (the “SEC”). Mr. Sylvain is not a party to and does not have any direct or indirect material interest in any transaction with DexCom required to be disclosed under Item 404(a) of Regulation S-K, promulgated under Securities Act of 1933, as amended.
Mr. Sylvain, age 40, joined DexCom in September 2018 as DexCom’s Vice President and Corporate Controller and is responsible for DexCom’s accounting, tax, treasury, shared service and billing functions. Prior to DexCom, Mr. Sylvain held various positions at NuVasive, Inc., including Chief Accounting Officer, Vice President, Finance and Vice President and Corporate Controller from March 2014 to July 2018.  In these roles, he was responsible for NuVasive’s global accounting function, corporate FP&A, treasury, and shared service functions. Prior to joining Nuvasive, Mr. Sylvain held the role of Senior Director, Finance with Thermo Fisher Scientific, where he was responsible for global accounting for the life sciences solutions group. Mr. Sylvain joined Thermo Fisher Scientific in February 2014, following its acquisition of Life Technologies Corporation. From July 2007 to February 2014, Mr. Sylvain held multiple finance and accounting roles at Life Technologies and its predecessor, Invitrogen Corporation. Prior to joining Invitrogen in July 2007, Mr. Sylvain was part of the public accounting firm Ernst & Young LLP. Mr. Sylvain obtained his Certified Public Accounting license after receiving a Bachelor of Science degree in Finance from Arizona State University and a Master of Science in Accountancy from the University of Notre Dame.
In connection with this promotion, Mr. Sylvain received a raise to an annual base salary of $330,000 and will be eligible to receive an annual cash performance bonus. The target amount for Mr. Sylvain’s 2020 cash performance bonus will be equal to 50% of his annual base salary, with the actual bonus amount to be determined by the compensation committee of the Board. In addition, Mr. Sylvain remains eligible to participate in the employee benefit plans that DexCom offers its other employees.

On March 8, 2020, Mr. Sylvain received a grant of restricted stock units (“RSUs”) with a value of $1,400,000 based on the average closing price of DexCom common stock for the 30-trading day period as of five business days prior to the grant date. The RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to the terms and conditions of DexCom’s Amended and Restated 2015 Equity Incentive Plan, including his continued employment by DexCom on each vesting date.
(e)
On March 6, 2020, the Board approved a management bonus plan (the “Bonus Plan”) with specified goals for fiscal 2020 for DexCom’s management and select individual contributors, including its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and its other named executive officers, pursuant to which such persons are eligible for cash bonus awards if DexCom attains specified financial and performance targets. Bonuses shall be calculated based on the target bonus amount multiplied by the company performance factor multiplied by an individual performance factor. The maximum payout to any person shall not exceed 200% of that person’s target bonus.
Target Bonus
The target bonus for the Chairman, President and Chief Executive Officer (the “CEO”) is 125% of his base salary; the target bonus for DexCom’s Executive Vice Presidents is 75% of their respective base salaries; the target bonus for DexCom’s Senior Vice Presidents is 50% of their respective base salaries; the target bonus for DexCom’s Vice Presidents is 40% of their respective base salaries; and the target bonus for the remainder of DexCom’s management employees and select contributors are various amounts up to 30% of their respective base salaries.

Company Performance Factor
For DexCom’s eligible employees, the amount of any bonus awarded under the Bonus Plan will be predicated on achieving a targeted annual revenue goal or new patient addition goal, targeted EBITDA margin goal, and performance milestones. Generally speaking, 55% of any bonus paid under the Bonus Plan is based on achieving the annual revenue goal or new patient addition goal (the “Revenue/Patient Component”), 20% is based on achieving the targeted EBITDA margin goal (the “EBITDA Margin Component”) and 25% is based on achieving the performance milestones (the “Performance Component”).
Under the Bonus Plan, no portion of the Revenue/Patient Component shall be paid unless DexCom meets a specified minimum annual revenue goal or new patient addition goal for fiscal 2020. Upon achievement of this minimum annual revenue goal or new patient addition goal, each eligible participant will receive a bonus award of 75% of their targeted Revenue/Patient Component. If DexCom exceeds its minimum annual revenue goal or new patient addition goal, the eligible participant will receive a bonus award at various stepped up amounts up to a maximum of 175% of their targeted Revenue/Patient Component.
Under the Bonus Plan, no portion of the EBITDA Margin Component shall be paid unless DexCom meets a specified EBITDA margin goal for fiscal 2020. Upon achievement of this EBITDA margin goal, each eligible participant will receive a bonus award of 75% of their targeted EBITDA Margin Component. If DexCom exceeds its fiscal 2020 EBITDA margin goal, the eligible participant will receive bonuses at various stepped up amounts up to a maximum of 175% of their targeted EBITDA Margin Component.
Under the Bonus Plan, the Performance Component, shall be paid to eligible participants for achieving specified corporate performance milestones. Eligible participants will receive a portion of their targeted Performance Component for achievement of performance milestones by DexCom during fiscal 2020. Each performance milestone is equally weighted. If none are achieved, no portion of the Performance Component shall be paid. If all are achieved, the full Performance Component shall be paid.
In addition, any amount paid out under the Bonus Plan, based upon the achievement levels of the Revenue/Patient Component, EBITDA Margin Component and Performance Component may be increased by up to 25% if DexCom achieves various additional “stretch” performance milestones.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Patrick M. Murphy Patrick M. Murphy Executive Vice President, Chief Legal Officer and Chief Compliance Officer
Date: March 10, 2020